                                                                   EXHIBIT 99(i)



                         HALLTOWN PAPERBOARD COMPANY
                          WHOLLY-OWNED SUBSIDIARY OF
                  THE OLD DOMINION BOX COMPANY, INCORPORATED
                           HALLTOWN, WEST VIRGINIA

                             FINANCIAL STATEMENTS
                                     AND
                           ACCOMPANYING INFORMATION
                            FOR THE THREE PERIODS
             ENDED MARCH 26, 1995 AND MARCH 27, 1994 (UNAUDITED)
                             AND THE YEARS ENDED
           DECEMBER 30, 1994, DECEMBER 31, 1993 AND JANUARY 1, 1993





                           Paperboard Manufacturer





               Incorporated in West Virginia on March 11, 1963

                          HALLTOWN PAPERBOARD COMPANY





                                    OFFICERS


F. H. Buhler                                              Chairman of the Board

C. C. Hammann                                                         President

Theodore Foster, II                                   Vice President, Marketing

R. L. Francis                                               Secretary-Treasurer

T. W. Lankford                                    Assistant Secretary-Treasurer





                                   DIRECTORS


                            F. H. Buhler, Chairman*

B. C. Baldwin, III                                               R. L. Francis*

M. O. Buhler                                                     C. C. Hammann*


* Members of the Executive Committee

                          HALLTOWN PAPERBOARD COMPANY





                                    CONTENTS



                                                                                                                     Page
Report of Independent Auditors                                                                                        1

Balance Sheets                                                                                                        2

Statements of Retained Earnings                                                                                       3

Statements of Income                                                                                                  4

Statements of Cash Flows                                                                                              5

Notes to Financial Statements                                                                                         7

Accompanying Information

     Report of Independent Auditors on Accompanying Information                                                      17

     Schedule 1 - Delivery Expenses                                                                                  18

     Schedule 2 - Manufacturing and Building Expenses                                                                19

     Schedule 3 - Selling and Administrative Expenses                                                                20

     Schedule 4 - Other Income                                                                                       21


[CHERRY BEKAERT & HOLLAND LOGO]



                         REPORT OF INDEPENDENT AUDITORS





The Board of Directors
   and Stockholder
Halltown Paperboard Company
Halltown, West Virginia


We have audited the accompanying balance sheets of Halltown Paperboard Company as of December 30, 1994, December 31, 1993 and January 1, 1993, and the related statements of income, retained earnings, and cash flows for each of the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Halltown Paperboard Company as of December 30, 1994, December 31, 1993 and January 1, 1993 and the results of its operations and its cash flows for each of the three years then ended in conformity with generally accepted accounting principles.



                                                 /s/ CHERRY BEKAERT & HOLLAND


Lynchburg, Virginia
March 8, 1995

                          HALLTOWN PAPERBOARD COMPANY
                                 BALANCE SHEETS

                                     ASSETS


                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                        (unaudited)  (unaudited)
CURRENT ASSETS
   Cash                               $       9,089  $      56,899   $        9,000   $        45,437  $      45,502
   Accounts receivable, trade             2,715,822      1,753,819        2,239,789         1,249,662      1,546,777
   Accounts receivable, inter-corporate      76,314          8,633           90,518            48,311         24,093
   Employees' accounts receivable             3,003          2,141            2,841             9,222          6,906
   Deposits on machinery                       -              -              18,575            98,533         76,072
   Inventories                              898,408        830,237          967,843           920,872        827,925
   Prepaid expenses                          19,574         18,432           22,158            19,610         17,421
   Refundable income taxes                   12,504         10,350           12,504            10,350           -
                                      -------------   ------------   --------------    --------------   ------------

          TOTAL CURRENT ASSETS            3,734,714      2,680,511        3,363,228         2,401,997      2,544,696
                                      -------------   ------------   --------------    --------------   ------------

OTHER ASSETS
   Notes receivable, related company      2,625,700      2,306,000        2,825,278         2,497,000      1,947,000
   Cash value of life insurance, less
      loans payable                          47,987         46,674           47,987            46,674         41,652
   Prepaid pension expense                  156,471        162,853          168,313           167,134        130,204
                                      -------------   ------------   --------------    --------------   ------------

          TOTAL OTHER ASSETS              2,830,158      2,515,527        3,041,578         2,710,808      2,118,856
                                      -------------   ------------   --------------    --------------   ------------

PROPERTY AND EQUIPMENT
   Buildings, building improvements,
      and roadways                          902,729        643,503          844,781           584,014        484,682
   Machinery and equipment                3,691,470      3,135,108        3,608,943         3,009,875      2,282,776
   Vehicles                                 174,628        130,367          165,706           159,090        137,156
   Furniture and fixtures                    24,820         21,566           24,057            20,436         13,276
                                      -------------   ------------   --------------    --------------   ------------

                                          4,793,647      3,930,544        4,643,487         3,773,415      2,917,890

     Less accumulated depreciation        1,421,235      1,074,693        1,326,920         1,022,370        776,699
                                      -------------   ------------   --------------    --------------   ------------

          TOTAL PROPERTY AND
           EQUIPMENT                      3,372,412      2,855,851        3,316,567         2,751,045      2,141,191
                                      -------------   ------------   --------------    --------------   ------------

                                      $   9,937,284  $   8,051,889   $    9,721,373   $     7,863,850  $   6,804,743
                                      =============  =============   ==============   ===============  =============





See notes to financial statements.

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                         March 26       March 27       December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     --------------  --------------  --------------    --------------- --------------
                                        (unaudited)  (unaudited)
CURRENT LIABILITIES
   Accounts payable, trade            $   2,055,969  $     936,933   $    1,959,936    $      822,369   $    760,644
   Accounts payable,
    inter-corporate                          81,919        215,449          580,641           650,261        536,919
   Notes payable, related companies           7,295          6,672            7,134             6,525          5,968
   Income taxes payable                      83,990         70,110             -                 -            72,959
   Accrued salaries, wages and
      commissions payable                   144,444        121,857          182,341           160,881        152,981
   Accrued interest payable                     876            596             -                3,748          3,748
   Accrued group insurance                   17,484          8,337           17,484             8,337           -
                                      -------------  -------------   --------------    --------------   ------------

          TOTAL CURRENT LIABILITIES       2,391,977      1,359,954        2,747,536         1,652,121      1,533,219
                                      -------------  -------------   --------------    --------------   ------------

LONG-TERM LIABILITIES
   Notes payable, related company            28,639         35,934           30,524            37,658         44,183
   Deferred income taxes                    419,804        327,171          419,804           327,171        251,840
                                      -------------  -------------   --------------    --------------   ------------

          TOTAL LONG-TERM
           LIABILITIES                      448,443        363,105          450,328           364,829        296,023
                                      -------------  -------------   --------------    --------------   ------------

STOCKHOLDER'S EQUITY
   Capital stock, $1 par value;
      authorized, 400,000 shares,
      outstanding 400,000 shares            400,000        400,000          400,000           400,000        400,000
   Retained earnings                      6,696,864      5,928,830        6,123,509         5,446,900      4,575,501
                                      -------------  -------------   --------------    --------------   ------------

          TOTAL STOCKHOLDER'S
           EQUITY                         7,096,864      6,328,830        6,523,509         5,846,900      4,975,501
                                      -------------  -------------   --------------    --------------   ------------





                                      $   9,937,284  $   8,051,889   $    9,721,373    $    7,863,850   $  6,804,743
                                      =============  =============   ==============    ==============   ============

                          HALLTOWN PAPERBOARD COMPANY
                        STATEMENTS OF RETAINED EARNINGS


                                           Three Periods Ended                        Year Ended
                                     -----------------------------  ------------------------------------------------
                                         March 26       March 27       December 30       December 31    January 1
                                          1995            1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                        (unaudited)  (unaudited)
BALANCE AT BEGINNING OF PERIOD        $   6,123,509   $  5,446,900   $   5,446,900     $   4,575,501    $ 2,983,062

   Net income for the period                573,355        481,930       1,276,609         1,471,399      1,692,439

   Less dividends paid ($1.50 per
      share for 1994 and 1993, $.25
      per share for 1992)                      -              -       (    600,000)     (    600,000)    (  100,000)
                                      -------------   ------------   -------------     -------------    -----------

BALANCE AT END OF PERIOD              $   6,696,864   $  5,928,830   $   6,123,509     $   5,446,900    $ 4,575,501
                                      =============   ============   =============     =============    ===========





See notes to financial statements.

                          HALLTOWN PAPERBOARD COMPANY
                              STATEMENTS OF INCOME



                                            Three Periods Ended                        Year Ended
                                     -----------------------------   -----------------------------------------------
                                         March 26        March 27       December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                      (unaudited)     (unaudited)
INCOME FROM SALES
   Customers                          $  6,439,235    $ 3,967,661    $  19,112,793     $  15,236,585  $  12,915,200
   Inter-corporate                         379,605        465,966        2,297,946         1,812,138      2,475,850
                                      ------------    -----------    -------------     -------------  -------------

                                         6,818,840      4,433,627       21,410,739        17,048,723     15,391,050
   Less delivery expense                   474,991        422,579        1,758,703         1,548,244      1,407,787
                                      ------------    -----------    -------------     -------------  -------------
          NET SALES                      6,343,849      4,011,048       19,652,036        15,500,479     13,983,263
                                      ------------    -----------    -------------     -------------  -------------

COST OF GOODS SOLD
   Inventories, beginning of period        967,843        920,872          920,872           827,925        827,812
   Purchases                             2,427,015        710,402        5,365,633         2,664,475      2,406,355
   Less inventories, end of period         898,408        830,237          967,843           920,872        827,925
                                      ------------    -----------    -------------     -------------  -------------

          COST OF MATERIALS USED         2,496,450        801,037        5,318,662         2,571,528      2,406,242

DIRECT LABOR                               422,857        317,460        1,577,026         1,272,159      1,215,437
MANUFACTURING AND BUILDING
EXPENSE                                  2,352,937      1,996,898        8,983,485         7,767,498      6,959,830
                                      ------------    -----------    -------------     -------------  -------------

          COST OF GOODS SOLD             5,272,244      3,115,395       15,879,173        11,611,185     10,581,509
                                      ------------    -----------    -------------     -------------  -------------

          GROSS PROFIT                   1,071,605        895,653        3,772,863         3,889,294      3,401,754

SELLING AND ADMINISTRATIVE EXPENSES        396,919        331,931        2,257,354         2,221,363      1,545,103
                                      ------------    -----------    -------------     -------------  -------------

          OPERATING PROFIT                 674,686        563,722        1,515,509         1,667,931      1,856,651

OTHER INCOME                                14,552          4,827           54,962            30,808         40,327
INTEREST EXPENSE                       (    31,893)    (   16,509)    (    107,811)     (     80,984)  (     68,152)
                                      ------------    -----------    -------------     -------------  -------------

          INCOME BEFORE INCOME
            TAXES                          657,345        552,040        1,462,660         1,617,755      1,828,826

PROVISION FOR INCOME TAXES                  83,990         70,110          186,051           146,356        136,387
                                      ------------    -----------    -------------     -------------  -------------

          NET INCOME                  $    573,355    $    481,930   $   1,276,609     $   1,471,399  $   1,692,439
                                      ============    ============   =============     =============  =============





See notes to financial statements.

                          HALLTOWN PAPERBOARD COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                          Page 1

                                            Three Periods Ended                        Year Ended
                                     -----------------------------  ------------------------------------------------
                                         March 26        March 27       December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                       (unaudited)     (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                        $     573,355    $   481,930    $   1,276,609     $   1,471,399    $ 1,692,439
   Adjustments to reconcile net
      income to net cash provided by
      operating activities
         Depreciation and
          amortization                      94,315         76,186          364,368           291,002        230,701
         Gain on sale of property and
            equipment                         -             6,286            5,797             7,275           -
         Increase in notes and
            accounts receivable       (    243,838)    (  167,865)    (  1,274,273)     (    301,880)    (1,657,349)
         (Increase) decrease in
            inventory                       69,435         90,635     (     46,971)     (     92,947)    (      113)
         (Increase) decrease in
            prepaid expenses                14,426          5,459     (      3,727)     (     39,119)    (   47,787)
         (Increase) decrease in
            refundable income taxes           -              -        (      2,154)     (     10,350)        15,963
         Increase (decrease) in
            accounts payable          (    402,689)    (  320,248)       1,067,947           175,067        332,371
         Increase (decrease) in taxes
            payable                         83,990         70,110             -         (     72,959)        87,494
         Increase (decrease) in accrued
            liabilities               (     37,021)    (   42,176)          26,859            16,236         63,258
         Increase in deferred income
            taxes                             -              -              92,633            75,331         48,893
                                     -------------    -----------    -------------     -------------    -----------

          NET CASH PROVIDED BY
             OPERATING ACTIVITIES          151,973        200,317        1,507,088         1,519,055        765,870
                                     -------------    -----------    -------------     -------------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of property and
      equipment                               -             7,650           18,707               -             -
   Additions to property and
      equipment                       (    150,160)    (  194,928)    (    954,394)     (    908,131)    (  658,800)
   Increase in cash value of life
      insurance                               -              -        (      1,313)     (      5,022)    (    4,819)
                                     -------------    -----------    -------------     -------------    -----------

          NET CASH USED IN INVESTING
             ACTIVITIES              $(    150,160)   $(  187,278)   $(    937,000)    $(    913,153)   $(  663,619)
                                     -------------    -----------    -------------     -------------    -----------




                                  (continued)

                          HALLTOWN PAPERBOARD COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                          Page 2

                                           Three Periods Ended                        Year Ended
                                     -----------------------------  ------------------------------------------------
                                         March 26       March 27       December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                      (unaudited)     (unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES
   Increase in short-term debt, net  $         161  $         147   $          609   $           557  $       5,968
   Proceeds from inter-corporate
      borrowings                              -              -                -                 -            44,182
   Payments on long-term debt         (      1,885)   (     1,724)   (       7,134)    (       6,524)   (    59,423)
   Dividends paid to parent company           -              -       (     600,000)    (     600,000)   (   100,000)
                                     -------------  -------------   --------------   ---------------  -------------

          NET CASH USED IN FINANCING
             ACTIVITIES               (      1,724)   (     1,577)   (     606,525)    (     605,967)   (   109,273)
                                     -------------  -------------   --------------   ---------------  -------------

          NET INCREASE (DECREASE) IN
             CASH                               89         11,462    (      36,437)    (          65)   (     7,022)

CASH AT BEGINNING OF PERIOD                  9,000         45,437           45,437            45,502         52,524
                                     -------------  -------------   --------------   ---------------  -------------

CASH AT END OF PERIOD                $       9,089  $      56,899   $        9,000   $        45,437  $      45,502
                                     =============  =============   ==============   ===============  =============





See notes to financial statements.

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Company is incorporated under West Virginia state laws and is primarily engaged in the manufacturing and sales of recycled paperboard products.

ACCOUNTS RECEIVABLE

Customer accounts receivable are reviewed by management, and any that are considered to be uncollectible are charged to expense. Recoveries of accounts previously charged off are taken into income in the year received.

INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out) or market.

PROPERTY AND EQUIPMENT

The various classes of property and equipment are carried at cost and include expenditures for new property and major improvements and renewals.
Maintenance, repairs and minor renewals are expensed as incurred. Depreciation of property and equipment is computed by use of the straight-line and accelerated methods at rates estimated to recover the cost of the assets over their estimated useful lives. The estimated useful lives of the various classes of assets are as follows:

                              Asset                                          Estimated Useful Life
         -----------------------------------------------------           ---------------------------
         Buildings, building improvements, and roadways                           5 - 40 years
         Machinery and equipment                                                  3 - 10 years
         Vehicles                                                                 3 -  7 years
         Furniture and fixtures                                                   5 - 10 years

The costs of property retired, sold, or traded and the related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income currently.

INCOME TAXES

Provisions for income taxes include deferred taxes arising principally from timing differences of the items listed in Note 6.

FISCAL YEAR

The Company operates on thirteen 4-week periods with its fiscal year ending on the Friday that is closest to December 31.

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 2 - INVENTORIES

Inventories consist of the following:

                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
Finished goods                       $      439,510 $      316,425  $       454,293  $        450,640 $      386,301
Raw materials                               191,441        257,808          238,160           225,955        199,911
Supplies                                    267,457        256,004          275,390           244,277        241,713
                                     -------------- --------------  ---------------  ---------------- --------------

          Total inventory            $      898,408 $      830,237  $       967,843  $        920,872 $      827,925
                                     ============== ==============  ===============  ================ ==============


NOTE 3 - ACCUMULATED DEPRECIATION AND DEPRECIATION EXPENSE

Accumulated depreciation by class of property was as follows:

                                         March 26       March 27      December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
Buildings, building improvements,
   and roadways                      $      168,443 $      134,417  $       158,934  $        128,311 $      104,883
Machinery and equipment                   1,185,233        868,691        1,107,601           806,160        607,706
Vehicles                                     58,131         64,312           51,465            81,059         58,844
Furniture and fixtures                        9,428          7,273            8,920             6,840          5,266
                                     -------------- --------------  ---------------  ---------------- --------------

     Total accumulated depreciation  $    1,421,235 $    1,074,693  $     1,326,920  $      1,022,370 $      776,699
                                     ============== ==============  ===============  ================ ==============

Total depreciation for the three periods ended March 26, 1995 and March 27, 1994, and for the years ended 1994, 1993 and 1992 amounted to $94,315, $76,186,
$364,368, $291,002 and $230,701, respectively.


NOTE 4 - NOTE PAYABLE

Following is a summary of the Company's long-term note payable at the end of each period:

                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
Shared portion of parent company's
term loan, payable $852 monthly
including interest at 8.96% through
July 1999, collateralized by
equipment                            $       35,934 $       42,606  $        37,658  $         44,183 $       50,151

Amount due within one year                    7,295          6,672            7,134             6,525          5,968
                                     -------------- --------------  ---------------  ---------------- --------------

Amount due after one year            $       28,639 $       35,934  $        30,524  $         37,658 $       44,183
                                     ============== ==============  ===============  ================ ==============


                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 4 - NOTE PAYABLE (CONTINUED)

Approximate maturities of the long-term note payable as of December 30, 1994 are as follows:

                  Year Ending                                                        Amount
              ----------------                                                  -------------
                    1995                                                        $       7,134
                    1996                                                                7,800
                    1997                                                                8,528
                    1998                                                                9,324
                    1999                                                                4,872
                                                                                -------------

                                                                                $      37,658
                                                                                =============


NOTE 5 - RELATED PARTY TRANSACTIONS AND ACCOUNT BALANCES

The Company, Dillard Investment Corporation and Dacam Corporation are wholly owned subsidiaries of The Old Dominion Box Company, Incorporated.

Intercompany transactions involving these related companies were as follows:

                                             Three Periods Ended                       Year Ended
                                     -----------------------------  ------------------------------------------------
                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
Sales to Old Dominion                $     379,605  $     465,966   $    2,297,946   $     1,812,138  $   2,475,850
                                     =============  =============   ==============   ===============  =============

Purchases from Old Dominion          $        -     $        -      $         -      $           300  $        -
                                     =============  =============   ==============   ===============  =============

Rent paid to Dillard                 $     300,939  $     307,069   $    1,296,836   $     1,249,601  $   1,176,065
                                     =============  =============   ==============   ===============  =============



Corporate overhead interest appor-
   tionment paid to Old Dominion     $      80,623  $      47,021   $      230,666   $       207,493  $     133,745
Interest income paid by Old
   Dominion to Halltown               (     53,676)   (    31,439)   (     149,138)    (     130,528)   (    72,442)
                                     -------------  -------------   --------------   ---------------  -------------

          Net interest expense to
             Old Dominion                   26,947         15,582           81,528            76,965         61,303

Corporate apportionment paid to
   Old Dominion                             67,030         62,988        1,126,938         1,122,514        621,903
                                     -------------  -------------   --------------   ---------------  -------------

          Total net expenses to Old
             Dominion                $      93,977  $      78,570   $    1,208,466   $     1,199,479  $     683,206
                                     =============  =============   ==============   ===============  =============

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
       (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 5 - RELATED PARTY TRANSACTIONS AND ACCOUNT BALANCES (CONTINUED)

Intercompany balances with these related companies were as follows:

                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
Accounts receivable, Old Dominion    $       76,314 $        8,633  $        80,212  $         48,311 $       22,443
Accounts receivable, Dillard                   -              -              10,306              -             1,650
Note receivable, Old Dominion, 8.5%       2,625,700      2,306,000        2,825,278         2,497,000      1,947,000
Accounts payable, Dillard                    20,022          9,212              537            65,282         86,751
Accounts payable, Old Dominion               61,897        206,237          580,104           584,979        450,168
Note payable, Old Dominion                   35,934         42,606           37,658            44,183         50,151


NOTE 6 - INCOME TAXES

For 1994, 1993 and 1992 federal income tax purposes, consolidated income tax returns were filed by the parent company which included all taxable income and losses of the parent company and its 100% owned subsidiaries which included Halltown Paperboard Company.

Income taxes through the fiscal year 1992 were provided in accordance with Accounting Principles Board Opinion No. 11.

Effective January 2, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse.

The deferred tax liability computed under SFAS 109 as of December 30, 1994, December 31, 1993 and January 1, 1993 was comprised of depreciation. Therefore, there were no deferred tax assets.

The provision for income taxes was as follows:

                                                                                       Year Ended
                                                                    ------------------------------------------------
                                                                        December 30       December 31    January 1
                                                                          1994             1993             1993
                                                                    ---------------  ---------------- --------------
State                                                               $        93,418  $         71,025 $       48,893
Deferred                                                                     92,633            75,331         87,494
                                                                    ---------------  ---------------- --------------

            Total taxes                                             $       186,051  $        146,356 $      136,387
                                                                    ===============  ================ ==============

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
       (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 7 - COMMITMENTS AND CONTINGENCIES

The Company is lessee under a noncancelable lease through June 30, 1995 with Dillard Investment Corporation for its operating plant and machinery located at Halltown, West Virginia. The annual rentals under the lease are $475,000 plus 101% of the principal and interest payments that Dillard Investment Corporation is required to pay for the $4,500,000 Industrial Development Bond consummated in December, 1984 for renovations of the Halltown plant. The principal balance on the bond at March 26, 1995, March 27, 1994, December 30, 1994, December 31, 1993 and January 1, 1993 was $2,133,858, $2,411,532, $2,200,563, $2,486,347 and
$2,775,271, respectively. Under the terms of the lease, the Company must pay Dillard Investment Corporation all property and ad valorem tax assessed against the property in excess of $45,000. The basic lease has been amended to include the following adjustments to the rental payments due under the lease.
Effective September 1, 1988 the rental was increased to include 101% of principal and interest payments due on the note to finance the PC 500 process control system or $29,900 per annum. Effective June 29, 1993, the rental was increased to include 101% of principal and interest payments the Company is required to pay to Dillard Investment Corporation for the waste water treatment system, or $104,344 per annum.

The Company is also lessee under several 3-year leases with Dillard Investment Corporation for motor vehicles. In addition, the Company is under a long-term lease with Dillard Investment Corporation for its telephone system. Rentals under this lease were $1,610 for the three periods ended March 26, 1995 and March 27, 1994 and $6,975 for each of the years ended December 30, 1994, December 31, 1993 and January 1, 1993. Rentals for motor vehicles under these leases were $23,842 and $28,108 for the three periods ended March 26, 1995 and March 27, 1994 and $112,107, $117,043 and $95,680 for the years ended December 30, 1994, December 31, 1993 and January 1, 1993, respectively. The Company is paying all necessary insurance, taxes and licenses in addition to the annual rentals.

Total rentals under the lease for the plant and machinery charged to operations amounted to $300,939 and $307,069 for the three periods ended March 26, 1995 and March 27, 1994 and $1,296,836, $1,249,601 and $1,176,065 for the years ended December 30, 1994, December 31, 1993 and January 1, 1993, respectively.

The total rents paid for these leases with Dillard Investment Corporation are summarized in Note 5.

The Company has annual minimum operating lease commitments outstanding (exclusive of the payments representing the reimbursement of the 101% of the principal and interest payments on the Industrial Development Bond) to Dillard Investment Corporation as of December 30, 1994 as follows:

                        Year Ending                                                   Amount
                   -----------------                                            -------------
                         1995                                                   $     317,972
                         1996                                                           1,588
                                                                                -------------

                                                                                $     319,560
                                                                                =============

The Company, together with the other subsidiaries of The Old Dominion Box Company, Incorporated, signed a guaranty agreement with its major lending bank guaranteeing the indebtedness of the parent company to the bank. The sale of the Company's property and equipment (see Note 12) would cause the balance of the Industrial Development Bond discussed in this Note to become payable in full.

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
       (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 8 - RETIREMENT PLAN FOR NON-BARGAINING EMPLOYEES

The retirement plan for the non-bargaining employees of the Company is provided by the Pension Plan of Old Dominion Box Company, Incorporated, the parent company. The plan is a noncontributory, defined benefit plan. The plan is considered a single plan with a controlled group, covering substantially all eligible employees. The assets of the plan are available to provide benefits for any plan participant. The benefits of the plan are based on years of service and average compensation. The bargaining employees of Halltown Paperboard Company maintain a separate noncontributory defined benefit plan with similar provisions to the plan of the parent company (see Note 9).

The parent company and each participating subsidiary contributes to the plan annually based on actuarial funding guidelines. Contributions are intended to provide for the benefits attributed to service to date and also for those expected to be earned in the future.

The Company's portion of the net periodic pension cost for the years ended 1994, 1993 and 1992 includes the following components:

                                                                        December 30       December 31    January 1
                                                                          1994             1993            1993
                                                                    ---------------  ---------------- --------------
  Service cost benefits earned during the period                    $       42,838   $        46,071  $      41,189
  Interest cost on projected benefit obligation                             90,874            91,901         72,975
  Actual return on plan assets                                       (      28,667)           68,266         43,580
  Net amortization and deferral                                      (     130,281)    (      43,096)   (    53,300)
                                                                    --------------   ---------------  -------------

            Net period pension cost                                 $       32,098   $        26,610  $      17,284
                                                                    ==============   ===============  =============

Assumptions used in accounting for net periodic pension cost at December 30, 1994 were:

          Discount rates                                                                         8.0%
          Rates of increase in compensation levels                                               6.0%
          Expected long-term rate of return on assets                                            9.0%

The following table sets forth the Company's portion of the plan's funded status and amounts recognized in the Company's balance sheet at the end of each year:

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
       (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 8 - RETIREMENT PLAN FOR NON-BARGAINING EMPLOYEES (CONTINUED)

                                                                        December 30       December 31    January 1
                                                                          1994             1993            1993
                                                                    ---------------  ---------------- --------------
Actuarial present value of benefit obligations
   Accumulated benefit obligation, including vested benefits
      of $1,429,115, $1,396,999 and $1,229,036, respectively         $   1,472,234     $   1,434,607  $   1,264,920
   Effect of projected future compensation levels                          187,640           103,567         98,583
                                                                     -------------     -------------  -------------

          Projected benefit obligation                                   1,659,874         1,538,174      1,363,503

Plan assets at fair value                                                1,603,694         1,635,911      1,559,041
                                                                     -------------     -------------  -------------

          Funded status of plan, plan assets in excess
             (deficiency) of projected benefit obligation             (     56,180)           97,737        195,538

Unrecognized prior service cost                                            125,432            80,657         94,176
Unrecognized net (gain) loss from past experience                           83,098             2,070    (   112,626)
Unrecognized net (asset) being recognized over 30 years               (     72,647)     (     82,925)   (    95,364)
Additional liability recognized                                       (      2,212)             -              -
Other                                                                        1,707              -           -
                                                                     --------------    -------------  -------------


          Prepaid pension cost                                       $      79,198     $      97,539  $      81,724
                                                                     =============     =============  =============


NOTE 9 - RETIREMENT PLAN FOR BARGAINING EMPLOYEES

The Company has a non-contributory defined benefit pension plan covering substantially all of its bargaining employees. The benefits are based on years of service and the employee's average compensation. The Company contributes to the plan annually based on actuarial funding guidelines. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

The net periodic pension cost for the years ended 1994, 1993 and 1992 includes the following components:

                                                                        December 30       December 31    January 1
                                                                          1994             1993            1993
                                                                    ---------------  ---------------- --------------
  Service cost benefits earned during the period                    $       23,455   $        20,347  $      17,753
  Interest cost on projected benefit obligation                             37,051            33,992         27,991
  Actual return on plan assets                                       (      10,660)           29,714         23,493
  Net amortization and deferral                                      (      61,666)    (      20,521)   (    32,053)
                                                                    --------------   ---------------  -------------

            Net period pension cost                                 $        9,500   $         4,104  $(      9,802)
                                                                    ==============   ===============  =============

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
       (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 9 - RETIREMENT PLAN FOR BARGAINING EMPLOYEES (CONTINUED)

The following table sets forth the plan's funded status and amounts recognized in the Company's balance sheet at the end of each year:

                                                                        December 30       December 31    January 1
                                                                          1994             1993             1993
                                                                    ---------------  ---------------- --------------
Actuarial present value of benefit obligations
   Accumulated benefit obligation, including vested benefits
      of $484,141, $503,788 and $417,812, respectively              $      505,442    $      532,483   $    437,103
   Effect of projected future compensation levels                              786              -              -
                                                                    --------------    --------------   ------------

          Projected benefit obligation                                     506,228           532,483        437,103

Plan assets at fair value                                                  600,683           616,486        581,917
                                                                    --------------    --------------   ------------

           Funded status of the plan, plan assets in excess of
              projected benefit obligation                                  94,455            84,003        144,814

Unrecognized prior service cost                                             89,430            97,752         36,728
Unrecognized net gain from past experience                           (      78,515)    (      83,804)   (   101,556)
Unrecognized net asset being recognized over 30 years                (      25,206)    (      28,356)   (    31,506)
Other                                                                        8,951              -           -
                                                                    --------------    --------------   ------------


          Prepaid pension cost                                      $       89,115    $       69,595   $     48,480
                                                                    ==============    ==============   ============

Assumptions used in accounting for net periodic pension cost at December 30, 1994 were:

          Discount rates                                                                         8.0%
          Expected long-term rate of return on assets                                            9.0%


NOTE 10 - MAJOR CUSTOMER

In addition to revenue from the parent company (see Note 5) the Company's revenues included one other customer which accounted for more than 10% of the total revenue. Revenues from this customer for the periods ended March 26, 1995 and March 27, 1994 totaled $1,447,909 and $866,291 and for the years ended December 30, 1994 and December 31, 1993 totaled $3,343,204 and $2,272,605, respectively. There was no other customer that accounted for more than 10% of revenue for the year ended January 1, 1993.

                          HALLTOWN PAPERBOARD COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              (INFORMATION AS OF MARCH 26, 1995 AND MARCH 27, 1994 IS UNAUDITED)


NOTE 11 - SUPPLEMENTAL CASH FLOW INFORMATION

                                           Three Periods Ended                       Year Ended
                                     ------------------------------  ------------------------------------------------
                                        March 26       March 27       December 30       December 31      January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
 Interest paid                       $       31,017  $      19,661   $      111,559   $        80,984  $      68,152
                                     ==============  =============   ==============   ===============  =============

 Income taxes paid                   $         -     $        -      $       97,034   $       149,533  $         243
                                     ==============  =============   ==============   ===============  =============

NOTE 12 - SUBSEQUENT EVENT

On January 20, 1995, the parent company, Dillard Investment Corporation and Halltown Paperboard Company signed a letter of intent to sell substantially all of the property and equipment of Dillard Investment Corporation and Halltown Paperboard Company to Republic Gypsum Company for approximately $24,500,000. The inventory will also be sold at a price to be agreed on. The sale is subject to the execution of a definitive agreement, corporate and regulatory approval, and other customary conditions. The Company expects the sale to result in a significant nonrecurring gain.

                            A C C O M P A N Y I N G


                             I N F O R M A T I O N

[CHERRY BEKAERT & HOLLAND LOGO]


                         REPORT OF INDEPENDENT AUDITORS
                          ON ACCOMPANYING INFORMATION


The Board of Directors
   and Stockholder
Halltown Paperboard Company
Halltown, West Virginia


Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the stub-periods data, which is unaudited, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                             /s/ CHERRY BEKAERT & HOLLAND


Lynchburg, Virginia
March 8, 1995

                          HALLTOWN PAPERBOARD COMPANY
                               DELIVERY EXPENSES


                                                                      Schedule 1

                                             Three Periods Ended                        Year Ended
                                     ------------------------------ ------------------------------------------------
                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                      (unaudited)    (unaudited)
Shipping and trucking wages          $       91,567 $       84,443  $       383,218  $        341,758 $      338,668
Freight allowed                             260,629        212,610          888,905           678,961        561,237
Gasoline, oil and drivers' expenses          52,078         57,804          211,954           224,078        229,997
Payroll taxes                                 6,759          6,088           29,069            27,011         27,643
Group insurance                               6,074          6,506           15,682            30,278         24,093
Pension plan                                    876            855            3,286             2,488            658
Taxes, trucks and autos                      12,060          5,657            8,127            28,430         35,528
Insurance, trucks                             5,762          5,328           23,386            19,888         21,804
Maintenance and repairs                       4,119          9,260           45,544            34,257         35,690
Travel, general                               5,190          3,403           15,279            18,210         18,523
Travel, meals and entertainment                -              -                  22              -              -
Leased trucks                                19,673         23,855           96,378            99,901         81,086
Depreciation of trucks and trailers           6,666          4,644           27,752            26,057         21,561
Miscellaneous shipping and trucking,
   net                                        3,538          2,126           10,101            16,927         11,299
                                     -------------- --------------  ---------------  ---------------- --------------

          TOTAL DELIVERY EXPENSES    $      474,991 $      422,579  $     1,758,703  $      1,548,244 $    1,407,787
                                     ============== ==============  ===============  ================ ==============





See auditors' report on accompanying information.

                          HALLTOWN PAPERBOARD COMPANY
                      MANUFACTURING AND BUILDING EXPENSES


                                                                      Schedule 2

                                           Three Periods Ended                        Year Ended
                                     -----------------------------  ------------------------------------------------
                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                        (unaudited)  (unaudited)
Indirect factory payroll
   Supervision salaries              $      152,283 $      117,450  $       527,682  $        526,267 $      485,356
   Indirect labor                           191,262        137,159          737,772           587,631        467,587
   Vacation and holiday pay                  22,560         21,600           97,772            92,741         81,324
                                     -------------- --------------  ---------------  ---------------- --------------

                                            366,105        276,209        1,363,226         1,206,639      1,034,267

Shipping and receiving wages                 30,070         26,044          121,029            99,272         77,938
Payroll taxes                                75,904         66,249          300,630           270,451        253,500
Real and personal property taxes             13,170         12,000           59,410            51,370         70,673
Fire insurance                                5,217          4,766           21,102            18,942         18,441
Workers' compensation insurance              52,590         54,000          227,952           223,642        204,545
Group insurance                              68,204         70,791          162,175           303,158        220,946
Pension plan                                  9,841          9,304           33,986            24,909          6,038
Rent                                        275,487        277,351        1,177,755         1,125,583      1,073,411
Machinery repairs and parts                 240,653        258,321        1,151,499         1,066,926      1,060,919
Operating supplies                          164,125        100,972          493,932           217,737        169,373
Depreciation of building and building
   equipment                                  7,403          4,796           24,412            19,264         17,331
Depreciation of machinery and
   equipment                                 79,737         66,313          310,124           244,107        191,026
General factory expense                      16,971          3,013           12,597             3,624            741
Felts                                        24,706         18,442          112,428           134,202        129,465
Skids                                       218,484        168,170          765,443           579,105        440,893
Water waste treatment and solid
   waste disposal                            74,600         70,414          320,517           276,938        234,567
Power and steam
   Labor                                     98,326         84,761          377,789           343,959        320,319
   Coal                                     272,945        191,787          898,201           676,523        578,954
   Fuel oil chemicals                         3,401         21,093           36,910            10,528          8,964
   Power                                    233,784        195,467          934,815           803,045        790,796
   Supplies                                  21,214         16,635           77,553            67,574         56,723
                                     -------------- --------------  ---------------  ---------------- --------------

          TOTAL MANUFACTURING AND
             BUILDING EXPENSES       $    2,352,937 $    1,996,898  $     8,983,485  $      7,767,498 $    6,959,830
                                     ============== ==============  ===============  ================ ==============





See auditor's report on accompanying information.

                          HALLTOWN PAPERBOARD COMPANY
                      SELLING AND ADMINISTRATIVE EXPENSES


                                                                      Schedule 3

                                           Three Periods Ended                        Year Ended
                                     -----------------------------  ------------------------------------------------
                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                      (unaudited)    (unaudited)
Salaries, general                    $       35,610 $       31,431  $      149,587   $        123,414 $      101,867
Salaries and commissions, salesmen          110,484         95,480         468,008            434,632        384,968
Salaries, officers                           38,538         20,769         100,000             90,000         81,825
Payroll taxes                                 8,677          7,770          38,269             36,016         32,983
Pension plan                                  1,125          1,091           4,326              3,317            786
Group insurance                               7,797          8,303          20,644             40,371         28,748
Taxes, other than income                      3,090          3,080          10,392             15,559         12,756
Insurance                                     4,781          3,838          21,618             14,107          8,507
Sales promotion                               1,376          2,594          13,499             11,245          6,950
Depreciation of furniture and
 fixtures                                       509            433           2,080              1,574            782
Office supplies                              15,890         12,809          60,297             54,391         58,788
Telephone                                     5,657          7,028          29,328             23,997         23,465
Postage                                       2,034          1,576           6,443              6,499          6,010
Leased cars                                   7,499          7,914          33,780             36,850         30,743
Travel, general                               6,993          4,380          17,545             21,048         16,689
Travel, meals and entertainment              13,542         10,247          51,618             55,629         44,515
Professional fees                            10,860         14,800          45,823             62,551         40,781
Contributions                                  -               250             350                650             50
Dues and subscriptions                        6,843          7,649          31,970             33,231         28,495
General, net                                 14,234          6,354          26,169             10,869          8,890
Uncollectible accounts                       34,350         21,147   (       1,330)            22,899          4,602
Apportioned selling and
   administrative expenses                   67,030         62,988       1,126,938          1,122,514        621,903
                                     -------------- --------------  --------------   ---------------- --------------

          TOTAL SELLING AND
              ADMINISTRATIVE
              EXPENSES               $      396,919 $      331,931  $    2,257,354   $      2,221,363 $    1,545,103
                                     ============== ==============  ==============   ================ ==============





See auditors' report on accompanying information.

                          HALLTOWN PAPERBOARD COMPANY
                                  OTHER INCOME


                                                                      Schedule 4

                                             Three Periods Ended                        Year Ended
                                     ------------------------------ ------------------------------------------------
                                         March 26       March 27        December 30       December 31    January 1
                                          1995           1994            1994              1993            1993
                                     -------------- --------------  ---------------  ---------------- --------------
                                       (unaudited)    (unaudited)
OTHER INCOME
   Rent                              $        1,485 $       1,485   $        5,940   $         5,830  $        4,620
   Gain (loss) on property and
      equipment sold and scrapped,
      net                                      -      (     6,286)   (       5,797)    (       7,275)           -
   Increase in cash value of life
      insurance, less premiums                 -             -               5,061             5,022           4,819
   Miscellaneous                             13,067         9,628           49,758            27,231          30,888
                                     -------------- -------------   --------------   ---------------  --------------

          TOTAL OTHER INCOME         $       14,552 $       4,827   $       54,962   $        30,808  $       40,327
                                     ============== =============   ==============   ===============  ==============





See auditors' report on accompanying information.